Schedule of Investments PIMCO Flexible Emerging Markets Income Fund	March 31, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 113.5% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 12.0%
Finance Ministry Angola 13.500% (PRIME + 6.000%) due 12/11/2025 «~		$1,700	$1,700
NMC Healthcare LLC 10.855% (US0003M + 6.000%) due 03/25/2027 «~	AED	771	210
Oi SA
1.000% due 12/30/2050 «		$57	1
4.890% due 12/30/2050 «		657	7
Republic of Cote d'lvoire
5.403% (EUR006M + 3.050%) due 03/09/2026 «~	EUR	300	322
5.562% (EUR006M + 3.000%) due 06/28/2025 «~		200	216
Republic of Kenya
11.163% due 06/29/2025 «~		$150	149
11.900% (PRIME + 4.400%) due 04/05/2028 «~		400	394
Republic of Panama 4.103% (EUR006M + 1.750%) due 03/07/2027 «~	EUR	500	540
Republic of Senegal 8.446% (EUR006M + 5.800%) due 12/22/2028 «~		600	565
Republic of Turkey 9.127% (EUR003M + 6.210%) due 04/27/2031 «~		300	344
SOCAR Turkey Enerji AS 5.931% (EUR006M + 3.450%) due 08/11/2026 ~		300	324
The Ministry of Finance and Planning, Government of the United Republic of Tanzania 10.376% due 04/26/2028 «		$389	383
Transnet SOC Ltd. 11.558% (JIBA3M + 4.000%) due 03/02/2028 «~	ZAR	3,771	204
Turkiye Vakiflar Bankasi TAO 5.785% (EUR003M + 3.000%) due 12/15/2028 «~	EUR	300	322
VEON Ltd. TBD% due 03/25/2027 «		$200	197

Total Loan Participations and Assignments (Cost $6,290)			5,878

CORPORATE BONDS & NOTES 43.5%
BANKING & FINANCE 17.4%
Abu Dhabi Developmental Holding Co. PJSC 5.250% due 10/02/2054		200	186
Africa Finance Corp. 2.875% due 04/28/2028		200	186
Banco del Estado de Chile 7.950% due 05/02/2029 •(f)(g)		200	210
Banco do Brasil SA 8.500% due 07/29/2026	MXN	3,000	146
BBVA Bancomer SA 7.625% due 02/11/2035 •(g)		$200	203
BOI Finance BV 7.500% due 02/16/2027	EUR	750	812
CIMA Finance DAC 2.950% due 09/05/2029		$284	260
Credicorp Capital Sociedad Titulizadora SA 10.100% due 12/15/2043	PEN	1,900	555
Gaci First Investment Co. 5.375% due 01/29/2054 (i)		$300	269
IIFL Finance Ltd. 8.750% due 07/24/2028		200	200
Interoceanica Finance Ltd. 0.000% due 05/15/2030 (d)		232	189
Ipoteka-Bank ATIB 5.500% due 11/19/2025		300	298
Kuwait Projects Co. SPC Ltd. 4.500% due 02/23/2027		600	565
Muthoot Finance Ltd. 6.375% due 04/23/2029		400	394
Panama Infrastructure Receivable Purchaser PLC
0.000% due 04/05/2032 (d)(i)		800	564
0.000% due 04/05/2032 (d)		200	141
Peru Payroll Deduction Finance Ltd. 0.000% due 11/01/2029 «(d)		414	358
SOCAR Turkey Enerji AS via Steas Funding 1 DAC 7.230% due 03/17/2026		700	700
Standard Chartered Bank
0.000% due 05/06/2025 «(d)	PKR	55,500	181
0.000% due 06/02/2025 «(d)		59,800	193

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2025 (Unaudited)

0.000% due 11/03/2025 «(d)		55,500	171
0.000% due 12/01/2025 «(d)		63,300	193
Trust Fibra Uno
6.390% due 01/15/2050 (i)		$700	564
6.950% due 01/30/2044		300	262
Uzbek Industrial & Construction Bank ATB
8.950% due 07/24/2029		200	208
21.000% due 07/24/2027	UZS	2,500,000	200
VB DPR Finance Co. 0.000% due 03/15/2035 «(h)		$300	306

			8,514

INDUSTRIALS 18.0%
Adnoc Murban Rsc Ltd. 5.125% due 09/11/2054		300	274
Aeropuerto Internacional de Tocumen SA 5.125% due 08/11/2061		200	142
Alfa Desarrollo SpA 4.550% due 09/27/2051		198	152
Antofagasta PLC 6.250% due 05/02/2034		200	207
CSN Resources SA 4.625% due 06/10/2031		200	155
Ecopetrol SA 5.875% due 05/28/2045		500	351
Empresa Nacional del Petroleo 5.950% due 07/30/2034		200	203
Fideicomiso PA Pacifico Tres 8.250% due 01/15/2035		563	572
Fortune Star BVI Ltd. 3.950% due 10/02/2026	EUR	400	415
Greensaif Pipelines Bidco SARL 6.103% due 08/23/2042		$200	201
IRB Infrastructure Developers, Inc. 7.110% due 03/11/2032		200	202
Ivanhoe Mines Ltd. 7.875% due 01/23/2030		200	202
Kallpa Generacion SA 5.875% due 01/30/2032		200	204
Metalsa Sapi De Cv 3.750% due 05/04/2031		300	237
NAK Naftogaz Ukraine via Kondor Finance PLC 7.125% due 07/19/2026	EUR	116	110
OCP SA
5.125% due 06/23/2051		$800	616
7.500% due 05/02/2054		200	205
ORLEN SA 6.000% due 01/30/2035		200	205
Petroleos de Venezuela SA 9.750% due 05/17/2035 ^(b)		600	93
Petroleos del Peru SA 5.625% due 06/19/2047		400	252
Petroleos Mexicanos
6.375% due 01/23/2045		600	405
6.950% due 01/28/2060 (i)		1,600	1,093
Stillwater Mining Co. 4.000% due 11/16/2026		200	192
Turkcell Iletisim Hizmetleri AS 7.450% due 01/24/2030		200	202
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028		332	321
Vale SA 0.000% due 12/29/2049 ~(f)	BRL	14,500	872
Yinson Boronia Production BV 8.947% due 07/31/2042		$496	524
YPF SA 8.750% due 09/11/2031		200	206

			8,813

UTILITIES 8.1%
Chile Electricity Lux MPC SARL 5.672% due 10/20/2035 (a)		500	500
Engie Energia Chile SA 6.375% due 04/17/2034		200	206
Eskom Holdings SOC Ltd. 6.350% due 08/10/2028		200	199
LLPL Capital Pte. Ltd. 6.875% due 02/04/2039 (i)		800	803
Mong Duong Finance Holdings BV 5.125% due 05/07/2029		648	629
Niagara Energy SAC 5.746% due 10/03/2034		200	198
Peru LNG SRL 5.375% due 03/22/2030		167	155

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2025 (Unaudited)

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.000% due 06/30/2050		300	209
Poinsettia Finance Ltd. 6.625% due 06/17/2031 (i)		694	632
Tierra Mojada Luxembourg SARL 5.750% due 12/01/2040 (i)		489	455

			3,986

Total Corporate Bonds & Notes (Cost $21,910)			21,313

U.S. TREASURY OBLIGATIONS 0.8%
U.S. Treasury Bonds
1.750% due 08/15/2041		600	407

Total U.S. Treasury Obligations (Cost $426)			407

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Stratton BTL Mortgage Funding PLC 5.287% due 01/20/2054 •	GBP	36	47

Total Non-Agency Mortgage-Backed Securities (Cost $48)			47

SOVEREIGN ISSUES 50.2%
Angolan Government International Bond 8.750% due 04/14/2032		$200	172
Argentina Government International Bond
3.500% due 07/09/2041 þ(i)		1,150	668
4.125% due 07/09/2035 þ		500	313
5.000% due 01/09/2038 þ		400	264
Bank Gospodarstwa Krajowego
5.750% due 07/09/2034		200	204
6.250% due 07/09/2054		200	202
Brazil Letras do Tesouro Nacional 0.000% due 10/01/2025 (d)	BRL	2,200	360
Colombia Government International Bond
3.000% due 01/30/2030		$200	170
4.125% due 02/22/2042		200	127
4.500% due 03/15/2029		600	566
5.625% due 02/26/2044		300	225
7.500% due 02/02/2034		200	198
8.000% due 11/14/2035		600	604
8.375% due 11/07/2054		200	191
Development Bank of Kazakhstan JSC 10.950% due 05/06/2026	KZT	128,000	242
Dominican Republic International Bond
6.600% due 06/01/2036		$200	199
6.950% due 03/15/2037		200	202
7.150% due 02/24/2055		200	201
10.500% due 03/15/2037 (i)	DOP	239,600	3,886
11.250% due 09/15/2035		17,100	290
13.625% due 02/03/2033		11,800	221
Ecuador Government International Bond
5.500% due 07/31/2035 þ		$216	107
6.900% due 07/31/2030 þ		1,774	1,060
Egypt Government International Bond
7.625% due 05/29/2032 (i)		200	173
7.903% due 02/21/2048 (i)		300	215
8.625% due 02/04/2030		200	194
8.750% due 09/30/2051		600	461
9.450% due 02/04/2033		200	189
21.954% due 03/04/2028	EGP	46,200	935
El Salvador Government International Bond 9.650% due 11/21/2054		$300	301
Finance Department Government of Sharjah
4.000% due 07/28/2050		200	130
6.125% due 03/06/2036		300	301
Gabon Blue Bond Master Trust 6.097% due 08/01/2038		600	605
Ghana Government International Bond
8.350% due 02/16/2027	GHS	4,841	251
8.500% due 02/15/2028		600	28
8.650% due 02/13/2029		1,079	45
8.950% due 02/11/2031		1,734	63
Guatemala Government International Bond
6.050% due 08/06/2031		$200	199
6.550% due 02/06/2037		200	199
6.600% due 06/13/2036		200	202
Israel Government International Bond 5.375% due 02/19/2030		200	202
Ivory Coast Government International Bond
7.625% due 01/30/2033		200	195
8.075% due 04/01/2036 (a)		200	192
Mongolia Government International Bond
3.500% due 07/07/2027		300	280
6.625% due 02/25/2030		200	196

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2025 (Unaudited)

8.650% due 01/19/2028		200	208
Nigeria Government International Bond 7.625% due 11/21/2025		200	201
Pakistan Government International Bond
7.375% due 04/08/2031		200	171
8.875% due 04/08/2051		200	157
Panama Government International Bond
3.870% due 07/23/2060		400	216
4.300% due 04/29/2053		400	245
Paraguay Government International Bond
6.650% due 03/04/2055		200	201
8.500% due 03/04/2035	PYG	1,950,000	243
Peru Government International Bond
5.375% due 02/08/2035		$70	69
5.400% due 08/12/2034	PEN	400	99
5.875% due 08/08/2054		$70	68
6.150% due 08/12/2032	PEN	1,100	301
6.900% due 08/12/2037		1,200	323
6.950% due 08/12/2031		600	175
7.300% due 08/12/2033		1,300	374
Republic of Angola Via Avenir Issuer Ireland DAC 6.927% due 02/19/2027		$400	379
Republic of Cameroon International Bond 5.950% due 07/07/2032	EUR	1,000	849
Republic of Kenya Government International Bond
9.500% due 03/05/2036		$200	184
9.750% due 02/16/2031		700	686
Republic of South Africa Government International Bond 4.850% due 09/30/2029		200	189
Romania Government International Bond
2.000% due 04/14/2033 (i)	EUR	700	564
5.250% due 03/10/2030		100	109
5.250% due 05/30/2032 (i)		100	104
5.625% due 05/30/2037 (i)		100	99
6.375% due 09/18/2033 (i)		200	221
Senegal Government International Bond 6.750% due 03/13/2048		$200	130
Serbia Government International Bond 2.050% due 09/23/2036	EUR	200	158
Sri Lanka Government International Bond
3.600% due 06/15/2035 þ		$55	37
3.600% due 05/15/2036 þ		38	30
3.600% due 02/15/2038 þ		76	60
Turkey Government International Bond
5.750% due 05/11/2047		450	337
7.125% due 02/12/2032		200	197
Ukraine Government International Bond
0.000% due 02/01/2030 þ(e)		18	9
0.000% due 02/01/2034 þ(e)		66	26
0.000% due 02/01/2035 þ(e)		56	31
1.750% due 02/01/2034 þ		65	35
1.750% due 02/01/2035 þ		113	59
1.750% due 02/01/2036 þ		145	75
Uruguay Government International Bond 5.250% due 09/10/2060		400	368
Uzbekneftegaz JSC 4.750% due 11/16/2028		300	269
Venezuela Government International Bond 9.250% due 09/15/2027 ^(b)		700	147

Total Sovereign Issues (Cost $24,106)			24,631

SHORT-TERM INSTRUMENTS 6.9%
NIGERIA TREASURY BILLS 5.3%
28.825% due 04/01/2025 - 12/09/2025 (c)(d)	NGN	4,388,029	2,578

U.S. TREASURY BILLS 1.6%
4.298% due 05/15/2025 - 06/05/2025 (c)(d)(l)		$794	788

Total Short-Term Instruments (Cost $3,312)			3,366

Total Investments in Securities (Cost $56,092)			55,642

		SHARES
INVESTMENTS IN AFFILIATES 3.7%
SHORT-TERM INSTRUMENTS 3.7%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%
PIMCO Short-Term Floating NAV Portfolio III		187,000	1,820

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2025 (Unaudited)

Total Short-Term Instruments (Cost $1,821)	1,820

Total Investments in Affiliates (Cost $1,821)	1,820

Total Investments 117.2% (Cost $57,913)	$57,462
Financial Derivative Instruments (j)(k) (1.1)%(Cost or Premiums, net $(1,196))	(543)
Other Assets and Liabilities, net (16.1)%	(7,884)

Net Assets 100.0%	$49,035

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2025 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Security becomes interest bearing at a future date.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.
(h)	RESTRICTED SECURITIES:
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

VB DPR Finance Co.	0.000%	03/15/2035	01/31/2025	$300	$306	0.62%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

MEI	4.600%	03/21/2025	05/09/2025		$(935)	$(937)
MYI	3.650	02/20/2025	TBD(2)		(267)	(268)
	4.500	12/20/2024	TBD(2)		(161)	(163)
SCX	2.600	03/12/2025	TBD(2)	EUR	(438)	(474)
	4.540	12/20/2024	TBD(2)		$(655)	(663)
	4.650	12/20/2024	TBD(2)		(191)	(193)
	4.750	12/20/2024	TBD(2)		(308)	(312)
	4.800	03/20/2025	03/18/2027		(3,385)	(3,390)
SOG	2.550	03/12/2025	TBD(2)	EUR	(460)	(498)
	4.620	12/20/2024	TBD(2)		$(861)	(873)
	4.700	02/12/2025	04/09/2025		(420)	(423)
TDM	4.720	12/20/2024	TBD(2)		(590)	(598)

Total Reverse Repurchase Agreements						$(8,792)

(i)	Securities with an aggregate market value of $9,635 have been pledged as collateral under the terms of master agreements as of March 31, 2025.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2025 was $(6,430) at a weighted average interest rate of 4.749%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2025 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)
Variation Margin
Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2025(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Petrobras Global Finance BV	(1.000)%	Quarterly	12/20/2029	1.786%	$500	$17	$(1)	$16	$1	$0

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay(5)	1-Day USD-SOFR Compounded-OIS	3.250%	Annual	06/18/2029	$100	$(2)	$1	$(1)	$0	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	03/19/2030	5,200	(257)	101	(156)	5	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2034	200	(9)	2	(7)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2035	3,000	(242)	111	(131)	9	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2055	3,600	(486)	119	(367)	10	0
Pay	3-Month COP-IBR Compounded-OIS	7.340	Quarterly	09/10/2029	COP	4,355,500	0	(49)	(49)	2	0
Receive(5)	3-Month KRW-KORIBOR	2.500	Quarterly	09/17/2030	KRW	1,197,860	5	(3)	2	0	(3)
Receive(5)	6-Month EUR-EURIBOR	2.250	Annual	09/17/2035	EUR	2,100	103	(19)	84	0	(9)
Receive	28-Day MXN-TIIE	8.830	Lunar	12/29/2025	MXN	21,600	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	8.885	Lunar	12/29/2025	49,200	0	4	4	0	0
Pay(5)	28-Day MXN-TIIE	8.885	Lunar	09/03/2029	49,200	0	52	52	1	0
Receive(5)	28-Day MXN-TIIE	8.830	Lunar	10/01/2029	21,600	0	(21)	(21)	0	(1)

$(888)	$297	$(591)	$28	$(13)

Total Swap Agreements	$(871)	$296	$(575)	$29	$(13)

Cash of $755 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2025.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2025	CZK	814	$33	$0	$(2)
04/2025	DOP	16,218	255	0	0
04/2025	$52	EUR	48	0	0
05/2025	CNH	255	$35	0	0
05/2025	EGP	121	2	0	0
05/2025	$31	EGP	1,659	1	0
06/2025	CNH	1,209	$165	0	(2)
BPS	04/2025	EUR	6,077	6,375	0	(196)
04/2025	JPY	19,924	133	0	0
04/2025	$35	ZAR	637	0	0
05/2025	210	EUR	195	1	0
05/2025	133	JPY	19,857	0	0
06/2025	AED	722	$197	0	0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2025 (Unaudited)

	06/2025	PLN	82		21	0	0
BRC	04/2025		$1,657	TRY	63,269	10	0
	05/2025		1,824		71,430	0	(43)
	06/2025	PLN	9		$2	0	0
	06/2025	TRY	95,476		2,414	120	0
BSH	04/2025	AUD	65		41	1	0
	04/2025	JPY	101,635		677	0	(1)
	05/2025		$677	JPY	101,293	1	0
	06/2025	PLN	30		$8	0	0
CBK	04/2025	DOP	25,843		411	4	0
	04/2025	EGP	2,345		45	0	(1)
	04/2025	PEN	5,356		1,437	0	(21)
	04/2025		$765	CAD	1,089	0	(8)
	04/2025		46	EGP	2,345	0	0
	04/2025		6	ILS	24	0	0
	04/2025		554	PEN	2,008	0	(8)
	05/2025	CAD	1,088		$765	8	0
	05/2025	DOP	12,829		204	2	0
	06/2025	EGP	633		12	0	0
	06/2025		$497	COP	2,069,189	0	(7)
	06/2025		88	EGP	4,662	1	0
	07/2025	EGP	532		$10	0	0
	07/2025	PEN	2,013		554	8	0
	08/2025	EGP	805		15	0	0
	08/2025	PEN	1,570		421	0	(6)
	09/2025		$65	KZT	33,579	0	(2)
	12/2025		35	EGP	1,991	0	0
DUB	04/2025	CHF	568		$634	0	(8)
	04/2025	EGP	205		4	0	0
	04/2025		$41	AUD	65	0	0
	04/2025		26	CZK	650	2	0
	04/2025		77	EGP	4,032	2	0
	04/2025		425	EUR	405	13	0
	04/2025		7	ILS	24	0	0
	05/2025	AUD	65		$41	0	0
	05/2025	EGP	44		1	0	0
	05/2025		$284	EGP	15,039	6	0
	06/2025		74		3,897	1	0
	06/2025		393	TRY	16,417	1	0
	09/2025		64	KZT	32,909	0	(1)
	12/2025		61		32,607	0	(1)
GLM	04/2025	BRL	11,165		$1,944	0	(12)
	04/2025		$1,938	BRL	11,165	19	0
	04/2025		190	EGP	9,916	4	0
	04/2025		1,366	TRY	53,604	31	(3)
	05/2025	CNH	248		$34	0	0
	05/2025	DOP	30,545		484	5	0
	05/2025		$17	EGP	882	0	0
	06/2025	DOP	704		$11	0	0
	06/2025	EGP	420		8	0	0
	06/2025	PLN	78		20	0	0
	06/2025		$154	TRY	6,841	8	0
	07/2025		627	EGP	34,066	15	0
	08/2025	DOP	18,235		$286	4	0
	09/2025		27,850		434	5	0
	09/2025		$34	DOP	2,194	0	0
	09/2025		1	EGP	79	0	0
	09/2025		20	KZT	10,563	0	0
	10/2025	BRL	800		$124	0	(11)
JPM	04/2025	JPY	59,437		394	0	(3)
	04/2025		$0	EGP	1	0	0
	04/2025		5,524	EUR	5,121	14	0
	04/2025		5	ILS	19	0	0
	04/2025		711	JPY	106,004	0	(4)
	05/2025	CNH	265		$36	0	0
	05/2025	EUR	5,121		5,532	0	(14)
	05/2025		$132	CNH	953	0	0
	05/2025		32	EGP	1,699	1	0
	05/2025		394	JPY	59,237	2	0
	06/2025	PLN	56		$15	0	0
	06/2025		$1,733	MXN	35,762	0	(3)
	07/2025	CNH	304		$42	0	0
	08/2025		645		89	0	0
	10/2025	BRL	1,400		216	0	(19)
	11/2025	PKR	59,200		200	0	(5)
MBC	04/2025	EGP	120		2	0	0
	04/2025	EUR	499		543	3	0
	04/2025		$643	CHF	568	0	(1)
	04/2025		32	EGP	1,646	1	0
	04/2025		1,094	EUR	1,002	0	(10)
	05/2025	CHF	566		$643	1	0
	05/2025	CNH	433		60	0	0
	05/2025		$53	CNH	386	0	0
	06/2025		32	EGP	1,714	0	0
	07/2025	CNH	192		$27	0	0
	08/2025		193		27	0	0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2025 (Unaudited)

08/2025	$32	EGP	1,749	1	0
03/2026	1	59	0	0
MYI	04/2025	CAD	1,090	$765	8	0
04/2025	$729	ZAR	13,323	0	(3)
06/2025	EGP	123	$2	0	0
06/2025	PLN	2	1	0	0
10/2026	$119	AZN	213	0	(1)
10/2027	237	437	0	(5)
SCX	04/2025	BRL	11,214	$1,919	0	(47)
04/2025	EGP	718	14	0	0
04/2025	JPY	30,753	204	0	(1)
04/2025	$1,953	BRL	11,214	12	0
04/2025	7	EGP	389	0	0
04/2025	748	JPY	112,343	1	0
05/2025	CNH	421	$58	0	0
05/2025	PKR	39,466	138	0	(2)
05/2025	$248	JPY	37,247	1	0
06/2025	EGP	1,049	$20	0	0
06/2025	$1,919	BRL	11,357	46	0
06/2025	42	EGP	2,222	1	0
SOG	04/2025	33	1,701	1	0
05/2025	EGP	1,300	$25	0	0
05/2025	$28	EGP	1,496	2	0
06/2025	EGP	159	$3	0	0
SSB	04/2025	GBP	642	813	0	(17)
04/2025	$830	GBP	642	0	(1)
05/2025	GBP	642	$830	1	0
UAG	04/2025	$0	TRY	18	0	0
05/2025	21	858	1	0
08/2025	51	2,269	0	0
11/2025	22	1,042	0	(1)
01/2026	265	12,633	0	(15)

Total Forward Foreign Currency Contracts	$370	$(485)

WRITTEN OPTIONS:
FOREIGN CURRENCY OPTIONS
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

GLM	Put - OTC USD versus TRY	TRY	38.550	04/01/2025	1,908	$(41)	$(29)
Call - OTC USD versus TRY	45.400	04/01/2025	1,908	(26)	0
Put - OTC USD versus TRY	40.700	06/27/2025	808	(24)	(19)
Call - OTC USD versus TRY	51.100	06/27/2025	808	(17)	(14)
UAG	Put - OTC USD versus TRY	37.700	05/07/2025	117	(3)	0
Call - OTC USD versus TRY	45.900	05/07/2025	117	(2)	(1)
Put - OTC USD versus TRY	39.750	08/11/2025	110	(3)	(1)
Call - OTC USD versus TRY	51.750	08/11/2025	110	(2)	(4)
Put - OTC USD versus TRY	40.575	08/19/2025	167	(6)	(2)
Call - OTC USD versus TRY	52.725	08/19/2025	167	(4)	(5)
Put - OTC USD versus TRY	41.600	11/12/2025	130	(5)	(1)
Call - OTC USD versus TRY	56.900	11/12/2025	130	(4)	(6)
Put - OTC USD versus TRY	42.635	01/07/2026	546	(18)	(6)
Call - OTC USD versus TRY	56.750	01/07/2026	546	(12)	(36)
Put - OTC USD versus TRY	42.800	01/08/2026	810	(28)	(10)
Call - OTC USD versus TRY	56.750	01/08/2026	810	(19)	(54)

Total Written Options	$(214)	$(188)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)
Swap Agreements, at Value(6)
Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2025(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

JPM	Republic of South Africa Government International Bond	(1.000)%	Quarterly	06/20/2028	1.566%	$200	$3	$0	$3	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)
Swap Agreements, at Value(6)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2025(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Petroleos Mexicanos «	4.750%	Monthly	07/06/2026	0.003%	$471	$0	$3	$3	$0
GST	Israel Government International Bond	1.000	Quarterly	12/20/2025	0.383	300	0	2	2	0
Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2030	0.717	2,000	30	(3)	27	0
JPM	State Oil Company of Azerbaijan	5.000	Quarterly	06/20/2026	2.033	200	2	6	8	0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2025 (Unaudited)

MYC	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.253	80	0	0	0	0
South Africa Government International Bond	1.000	Quarterly	06/20/2029	1.922	100	(4)	1	0	(3)
Turkey Government International Bond	1.000	Quarterly	12/20/2028	2.735	1,500	(148)	62	0	(86)

$(120)	$71	$40	$(89)

TOTAL RETURN SWAPS ON SECURITIES
Swap Agreements, at Value
Counterparty	Pay/Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

MYC	Receive	Sunac Real Estate Group Co., Ltd. «	0	0	Maturity	01/30/2033	CNY	4,000	$6	$(216)	$0	$(210)

Total Swap Agreements	$(111)	$(145)	$43	$(299)

(l)

Securities with an aggregate market value of $471 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2025.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2025

Investments in Securities, at Value
Loan Participations and Assignments	$0	$324	$5,554	$5,878
Corporate Bonds & Notes
Banking & Finance	0	7,112	1,402	8,514
Industrials	0	8,813	0	8,813
Utilities	0	3,986	0	3,986
U.S. Treasury Obligations	0	407	0	407
Non-Agency Mortgage-Backed Securities	0	47	0	47
Sovereign Issues	0	24,631	0	24,631
Short-Term Instruments
Nigeria Treasury Bills	0	2,578	0	2,578
U.S. Treasury Bills	0	788	0	788

$0	$48,686	$6,956	$55,642
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,820	$0	$0	$1,820

Total Investments	$1,820	$48,686	$6,956	$57,462

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	29	0	29
Over the counter	0	410	3	413

$0	$439	$3	$442
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(13)	0	(13)
Over the counter	0	(762)	(210)	(972)

$0	$(775)	$(210)	$(985)

Total Financial Derivative Instruments	$0	$(336)	$(207)	$(543)

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2025 (Unaudited)

Totals					$1,820	$48,350		$6,749	$56,919

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2025:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$3,278	$4,049	$(1,628)	$(1)	$(3)	$(141)	$0	$0	$5,554	$(418)
Corporate Bonds & Notes
Banking & Finance	408	1,011	(81)	76	12	(24)	0	0	1,402	(26)

	$3,686	$5,060	$(1,709)	$75	$9	$(165)	$0	$0	$6,956	$(444)
Financial Derivative Instruments- Assets
Over the counter	$0	$0	$0	$0	$0	$3	$0	$0	$3	$3

Financial Derivative Instruments- Liabilities
Over the counter	$(203)	$0	$0	$0	$0	$(7)	$0	$0	$(210)	$(7)

Totals	$3,483	$5,060	$(1,709)	$75	$9	$(169)	$0	$0	$6,749	$(448)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2025	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$2,695	Discounted Cash Flow			Discount Rate			5.397 - 15.130	9.465
		8	Other Valuation Techniques(3)			—			—	—
		2,641	Recent Transaction			Purchase Price			98.500 - 100.000	99.770
		210	Third Party Vendor			Broker Quote			100.125	—
Corporate Bonds & Notes
Banking & Finance		359	Discounted Cash Flow			Discount Rate			3.174	—
		737	Other Valuation Techniques(3)			—			—	—
		306	Proxy Pricing			Base Price			100.000	—
Financial Derivative Instruments- Assets
Over the counter		3	Indicative Market Quotation			Broker Quote			0.329	—
Financial Derivative Instruments- Liabilities
Over the counter		(210)	Indicative Market Quotation			Broker Quote			(38.034)	—

Total		$6,749

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund's transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$919	$24,767	$(23,866)	$0	$0	$1,820	$68	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

Currency Abbreviations:
AED	UAE Dirham	DOP	Dominican Peso	NGN	Nigerian Naira
AUD	Australian Dollar	EGP	Egyptian Pound	PEN	Peruvian New Sol
AZN	Azerbaijani Manat	EUR	Euro	PKR	Pakistani Rupee
BRL	Brazilian Real	GBP	British Pound	PLN	Polish Zloty
CAD	Canadian Dollar	GHS	Ghanaian Cedi	PYG	Paraguayan Guarani
CHF	Swiss Franc	ILS	Israeli Shekel	TRY	Turkish New Lira
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	USD (or $)	United States Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	UZS	Uzbekistani Sum
COP	Colombian Peso	KZT	Kazakhstani Tenge	ZAR	South African Rand
CZK	Czech Koruna	MXN	Mexican Peso

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
EUR003M	3 Month EUR Swap Rate	JIBA3M	3 Month JIBAR rate	SOFR	Secured Overnight Financing Rate
EUR006M	6 Month EUR Swap Rate	PRIME	Daily US Prime Rate	US0003M	ICE 3-Month USD LIBOR
IBR	Indicador Bancario de Referencia

Other Abbreviations:
DAC	Designated Activity Company	KORIBOR	Korea Interbank Offered Rate	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding
JSC	Joint Stock Company	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"